EXHIBIT 99.2

Human Resource Micro-Systems, Inc.
Financial Statements

As of May 31, 2007 and
For The Years Ended May 31, 2007 and 2006

Human Resource Micro-Systems, Inc.
Index to the Financial Statements

As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

Independent Auditors' Report

Board of Directors and Stockholders
Human Resource Micro-Systems Inc.

We have audited the accompanying balance sheet of Human Resource Micro-Systems, Inc. as of May 31, 2007, and the related statements of operations, accumulated deficit, and cash flows for the each of the two years in the period ended May 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Human Resource Micro-Systems, Inc. as of May 31, 2007, and the results of its operations and its cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has suffered recurring losses from operations and a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 10, on June 29, 2007, the Company's sole shareholder sold his equity interest to BPO Management Services, Inc. The Company's results of operations from June 29, 2007 are being reported as part of the consolidated financial statements of BPO Management Services, Inc.

/s/ Kelly & Company

Kelly & Company
Costa Mesa, California
September 10, 2007

Human Resource Micro-Systems, Inc.
Balance Sheet

May 31, 2007

ASSETS

Current assets:
Cash	$115,903
Accounts receivable - trade, net of allowance for doubtful accounts of $28,282	207,399
Prepaid expenses and other current assets	25,333
Total current assets	348,635
Equipment, net of accumulated depreciation of $126,302	2,713

Total assets	$351,348

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
Accounts payable - trade	$10,667
Accrued liabilities	55,465
Line of credit	30,000
Deferred income	464,936
Total current liabilities	561,068
Amounts payable - related party	169,319

Total liabilities	730,387

Commitments and contingencies

Shareholder's deficit:
Common stock ($0.01 stated value, 50,000 shares authorized, 50,000 shares issued and outstanding at May 31, 2007)	500
Additional paid-in capital	118,091
Accumulated deficit	(497,630)

Total shareholder's deficit	(379,039)

Total liabilities and shareholder's deficit	$351,348

The accompanying notes are an integral part of the financial statements.

Human Resource Micro-Systems, Inc.
Statements of Operations

For the Years Ended May 31, 2007 and 2006

	For the Year Ended May 31,
	2007	2006
Net revenues:
Technical support fees	$557,416	$537,626
Applications programming and training	472,926	335,627
Software	145,985	313,153
Total net revenues	1,176,327	1,186,406

Operating expenses:
Costs of revenues	455,967	183,388
Sales and marketing	203,579	238,220
Product development	346,744	318,337
General and administration	335,916	276,641
Total operating expenses	1,342,206	1,016,586

Income (loss) from operations	(165,879)	169,820

Interest income (expense):
Interest income	5,057	2,090
Interest expense	(2,548)	(127)
Interest expense - related party	(27,091)	(27,091)
Other income	412	-
Total income expense	(24,170)	(25,128)

Income (loss) before income taxes	(190,049)	144,692
Income tax expense	867	9,818

Net income (loss)	$(190,916)	$134,874

The accompanying notes are an integral part of the financial statements.

Human Resource Micro-Systems, Inc.
Statements of Shareholder's Deficit

For the Years Ended May 31, 2007 and 2006

			Additional
	Common	Common	Paid-in	Accumulated
	Shares	Stock	Capital	Deficit	Total
Balance, May 31, 2005	50,000	$500	$140,122	$(441,588)	$(300,966)

Contribution to equity of the accrued related party interest	-	-	27,091	-	27,091
Shareholder distribution	-	-	(76,213)	-	(76,213)
Net income	-	-	-	134,874	134,874

Balance, May 31, 2006	50,000	500	91,000	(306,714)	(215,214)

Contribution to equity of the accrued related party interest	-	-	27,091	-	27,091
Net loss	-	-	-	(190,916)	(190,916)

Balance, May 31, 2007	50,000	$500	$118,091	$(497,630)	$(379,039)

The accompanying notes are an integral part of the financial statements.

Human Resource Micro-Systems, Inc.
Statements of Cash Flows

For the Years Ended May 31, 2007 and 2006

	For the Year Ended May 31,
	2007	2006

Cash flows from operating activities:
Net income (loss)	$(190,916)	$134,874
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Depreciation	12,114	2,622
Interest expense on amount payable - related party	27,091	27,091
Increase in the provision for doubtful accounts	28,282	1,370
Decrease (increase) in assets:
Accounts receivable	(105,997)	83,666
Prepaid expenses and other current assets	(24,363)	433
Increase (decrease) in liabilities:
Accounts payable	3,324	950
Accrued expenses	19,818	11,039
Deferred revenue	(9,024)	130,685

Cash provided by (used in) operating activities	(239,671)	392,730

Cash flows used in investing activities:
Acquisition of equipment	(9,923)	(3,790)

Cash used in investing activities	(9,923)	(3,790)

Cash flows provided by (used in) financing activities:
Borrowings from the credit line	30,000	-
Shareholder distribution	-	(76,213)

Cash provided by (used in) financing activities	30,000	(76,213)

Net increase (decrease) in cash	(219,594)	312,727

Cash at beginning of period	335,497	22,770

Cash at end of period	$115,903	$335,497

Supplemental Disclosure of Cash Flow Information

	For the Year Ended May 31,
	2007	2006
Cash paid during the fiscal years for:
Interest	$2,548	$76,340
Income taxes	$11,622	$9,818

The accompanying notes are an integral part of the financial statements.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

1.       Description of the Company's Business

Human Resource Micro-Systems, Inc. (the "Company"), a California corporation, was founded in 1983 and is an organization of human resource professionals that combine best practice human resource and technical expertise to design, develop, and implement Human Resource Information System ("HRIS") products and services that meet the immediate and ongoing human resource initiatives.  The Company provides comprehensive HRIS software solutions to human resource departments across a broad range of middle-market industries with an installed base of more than 100 middle-market companies located throughout the United States. It has one client internationally with offices in Canada and Switzerland.

2.       Summary of Significant Accounting Policies

Revenue Recognition

The Company recognizes revenue from the sale of its software products and license fees, annual technical support fees and applications programming and training services. The Company recognizes revenue from the sale of its software products and related services in accordance with the American Institute of Certified Public Accountants’ Statement of Position ("SOP") 97-2, Software Revenue Recognition, As Modified by SOP 98-9. Revenue is recognized when persuasive evidence of an arrangement exists, product delivery has occurred or services have been rendered, and the fee determinable and collectibility is probable.

Software Revenue

The basis for all of the Company's revenue is the sale of the Company's two proprietary software products. HR Entré is designed for mid-market organizations and is modular and flexible enough to cover the full range of HR responsibilities including recruiting, workforce tracking, and employee/manager/candidate self-service, as well as to interface to a variety of payroll, time & attendance, benefit carriers and other third party solutions.  HRIS-Pro is a comprehensive 32-bit PC/LAN human resources management system and is targeted for organizations seeking a cost-effective HR solution providing customization capabilities, multilevel security, expanded reporting, unlimited history, interoperability with familiar Microsoft applications and optional position control, integrated applicant and job requisition modules, absence tracking, web-enabled self-service and online benefits enrollment.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

2.       Summary of Significant Accounting Policies, Continued

Revenue Recognition, Continued

Software Revenue, Continued

The Company’s proprietary software revenue is recognized when the sale to the end-user occurs via either electronic download or physical delivery of storage media and the liability has shifted to the end-user.  All revenue is recorded net of sales tax obligations.

Maintenance Subscriptions

Software sales are accompanied by an optional 12 month maintenance subscription which entitles the customer to updates of the software and technical support.  The cost of the maintenance subscription is based on a percentage of the price of the software.  The costs related to maintenance subscriptions are included in costs of revenues in the statements of operations. The Company defers the recognition of maintenance revenue associated with sales of software until payments become due.  The Company invoices maintenance subscriptions on a monthly basis.

Custom Programming Services and Other Support

The Company provides custom programming and implementation solutions for its customers to adapt the Company's proprietary base software to the needs of its customers.  These services can consist of software programming, training, and installation of the software.  All costs related to these services are included in costs of revenues in the statements of operations.  These services are billed monthly as incurred and recognized as revenue immediately.

Software Development Costs

Statement of Financial Accounting Standards ("SFAS") No. 86, Accounting for Costs of Computer Software to be Sold, Leased, or Otherwise Marketed, issued by the Financial Accounting Standards Board ("FASB") requires companies to expense software development costs as they incur them until technological feasibility has been established, at which time those costs are capitalized until the product is available for general release to customers. To date, the Company's software has been available for general release concurrent with the establishment of technological feasibility and, accordingly, the Company has not capitalized any development costs. SFAS No. 2, Accounting for Research and Development Costs, establishes accounting and reporting standards for research and development. In accordance with SFAS No. 2, the costs the Company incurs to enhance its existing products are expensed in the period they are incurred and included in product development costs in the statements of operations.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

2.       Summary of Significant Accounting Policies, Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Significant estimates used in the preparation of these financial statements include the estimate of the reserve for uncollectible accounts receivable, useful lives of equipment and the recognition of deferred revenue. It is at least reasonably possible that the estimates used could change within the next year. Accordingly, as adjustments become necessary, they will be reflected in current operations.

Disclosures about Fair Values of Financial Instruments

At May 31, 2007, the Company’s financial instruments are cash, accounts receivable-trade, accounts payable-trade, accrued liabilities, amounts payable - related party, and the line of credit payable. The recorded values of cash, accounts receivable - trade, accounts payable-trade, accrued liabilities and the line of credit approximate their fair values based on their short-term nature.

The recorded value of the amount payable - related party approximates its fair value and is based on current pricing models using the prevailing market information (Note 5).

Cash

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of May 31, 2007, the Company had no cash equivalents.

Accounts Receivable - Trade and Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments.  Management considers the following factors when determining the collectibility of specific customer accounts: customer credit-worthiness, past transaction history with the customer, current economic industry trends and changes in customer payment terms. If the financial condition of the Company’s customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required. It is reasonably possible that the Company's estimate for the allowance for doubtful accounts could change.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

2.       Summary of Significant Accounting Policies, Continued

Prepaid Expenses

The Company's prepaid expenses consist mainly of amounts paid to reserve space at future trade shows.  The amounts are expensed as the events occur.

Equipment

Equipment is recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally, accelerated depreciation methods) for tax purposes where appropriate. Repairs and maintenance are expensed as incurred. When equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.  No equipment was disposed of during the two year period ended May 31, 2007.

The estimated useful lives of property and equipment are as follows:

Estimated
Useful
Lives
Computer equipment	5 years
Office equipment	5-7 years

Leases

The Company reviews all leases for capital or operating classification at their inception under the guidance of SFAS No. 13, Accounting for Leases, as amended. The Company uses its incremental borrowing rate in the assessment of lease classification and defines the initial lease term to exclude lease extension periods.

For leases that contain rent escalations, the Company records the total rent payable during the lease term, as defined above, on a straight-line basis over the term of the lease.

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

2.       Summary of Significant Accounting Policies, Continued

Impairment of Long-Lived Assets, Continued

impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined based on the estimated discounted future cash flows expected to be generated by the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, as well as the effects of obsolescence and economic factors.

Selling, General and Administrative Expense

The Company includes in selling expense those costs related to maintaining its marketing infrastructure and sales force and other direct marketing efforts such as advertising, direct mail and trade shows.

General and administrative expense includes the cost of maintaining the infrastructure of the company that is not directly related to delivery of products and services or the selling efforts. Also included in this category is the provision for doubtful accounts receivable.

Product Development Expense

The Company includes in product development expense those costs related to maintaining a technical workforce to the extent that their activities principally involve the following software development activities:

•	conceptual formulation and design of possible product or process alternatives;
•	testing in search for or evaluation of product or process alternatives;
•	modification of the formulation or design of a product or process; and
•	engineering activity required to advance the design of a product to the point that it meets specific functional and economic requirements and is ready for production

Income Taxes

The Company bases its provision for income taxes on income recognized for financial statement purposes, which includes the effects of temporary differences between financial statement income and income recognized for tax return purposes. The Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Advertising Costs

The Company expenses advertising costs as they are incurred. Advertising expense was $6,554 and $13,061 for the years ended May 31, 2007 and 2006, respectively.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

2.       Summary of Significant Accounting Policies, Continued

Sales Tax

The Company reports sales taxes payable as a liability and does not include the sales tax amounts in net revenue.

Recent Accounting Pronouncements

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, Accounting for Income Taxes.  The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold.  FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  FIN 48 is effective for the Company beginning June 1, 2007 (Note 10).  The Company believes that adoption of FIN 48 will not have a material effect on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements.  This Statement does not require any new fair value measurements.  The Company does not expect the adoption of this statement to have a material impact on its financial position, results of operations or cash flows.

3.       Accounts Receivable - Trade

Accounts receivable - trade is comprised of the following at May 31, 2007:

Accounts receivable	$235,681
Allowance for doubtful accounts receivable	(28,282)

Accounts receivable - trade, net	$207,399

The Company increased the allowance for doubtful accounts by $28,282 and $1,256 during the years in the periods ended May 31, 2007 and 2006, respectively.  All of the accounts receivable were pledged as security as part of the Company's revolving line of credit agreement with the commercial lender (Note 5).

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

4.       Equipment

Equipment is comprised of the following at May 31, 2007:

Computer equipment	$110,443
Office equipment	18,572
Total property and equipment	129,015
Less: accumulated depreciation	(126,302)
Property and equipment, net	$2,713

Depreciation expense amounted to $12,114 and $2,622 for the years ended May 31, 2007 and 2006, respectively.  All of the equipment was pledged as security in conjunction with the Company's revolving line of credit agreement with the commercial lender (Note 5).

5.       Debt

Borrowings under Revolving Line of Credit and Related Covenants and Restrictions

The Company had a revolving line of credit (the "line of credit") with a commercial lender (the "lender") that had a maximum borrowable amount of $100,000. At May 31, 2007, the outstanding balance on the line of credit was $30,000.  The line of credit was originated in December 1996 and has been renewed annually. The Company was required to make minimum monthly payments equal to the accrued interest payable at that time.  Borrowings under the line of credit incurred interest at the prime rate of Citibank, N.A. plus 1.00%. The interest rate at May 31, 2007 was 9.25%.  The weighted-average interest rates were 9.25% and 7.29% for the years ended May 31, 2007 and 2006, respectively. The Company was subject to an annual credit review and approval by the lender and was required to maintain a checking account with the lender that maintained a minimum balance adequate to cover the monthly interest and other charges. In the past, the Company had granted the lender a security interest in substantially all of the assets of the Company. The line of credit was personally guaranteed by the Company's former sole shareholder and secured by his personal residence.  As described in Note 10, the former sole shareholder sold all of his equity interest in June 2007.  At that time, the line of credit was paid in full, the related credit agreement terminated, and his personal guarantee and the related lien on his personal residence were released.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

5.       Debt, Continued

Amount Payable - Related Party

In 1999, the former sole shareholder, a related party, advanced funds to the Company that were necessary to maintain ongoing operations.  The loan was never committed to a written format. Interest on the amount payable was calculated at 16% per annum, based on an average cost of capital as determined for the industry specific risk and size premium of the Company.  Interest expense on the amount payable - related party was $27,091 and $27,091 for the years ended May 31, 2007 and 2006, respectively.  All accrued interest has been treated as capital contributions.  At May 31, 2007, the principal balance of the amount payable - related party was $169,319 and a capital contribution related to the accrued interest of $118,091.  In June 2007, a principal payment of $28,707 was made and the remaining balance of the amount payable - related party was transferred to equity.

6.       Income Tax

The federal and state income tax provision (benefit) is summarized as follows:

	For the Year Ended May 31,
	2007	2006
Current:
Federal	$(1,305)	$983
State	(4,400)	4,361
	(5,705)	5,344
Deferred:
Federal	-	-
State	-	-
	-	-
Total provision (benefit) for income taxes	$(5,705)	$5,344

The Company’s effective income tax rate for the year ended May 31, 2006 was lower than what would be expected if the federal statutory rate were applied to income before income taxes because of the utilization of operating loss carryforwards. There were no temporary differences that give rise to the deferred tax assets and liabilities as of May 31, 2007.  In June 2007, the Company’s former sole shareholder sold his equity interest to BPO Management Services, Inc.   The former sole shareholder’s stock sale transaction resulted in a change of control, and the Company is now part of the BPOMS consolidated income tax filings, thereby necessitating a termination of the Company’s tax year as of June 29, 2007.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

7.       Commitments and Contingencies

Legal Actions

The Company, on an ongoing basis, will be subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

In June 2007, the Company was named as a defendant in a suit filed by a customer alleging multiple breaches of contract; the Company has filed a response to this matter denying any liability and has cross-complained for damages and attorney fees. The Company is reviewing the suit and is in the early stages of discovery; management and the Company attorney believe that it is too early to express an opinion as to the merit of this lawsuit.  However, no assurance can be given that this matter will be resolved in the Company’s favor.

Management's Plan

The Company, over time, has experienced recurring losses from operations, and as of May 31, 2007, the Company’s current liabilities exceeded its current assets by $212,433 and its total liabilities exceeded its total assets by $379,039. No assurances can be given that the Company can obtain sufficient working capital through borrowings from the related party and lending institutions or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company were unable to continue as a going concern.  In June 2007, the former sole shareholder sold his interest in the Company (Note 10).

Operating Leases

The Company conducts its operations from a leased facility. The Company also leases a piece of office equipment used in its daily operations. The following is a schedule of future minimum rentals under non-cancelable operating leases as of May 31, 2007:

Operating
For the years ending May 31:	Leases
2008	$84,173
2009	28,240
2010	-
2011	-
2012 and thereafter	-

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

7.       Commitments and Contingencies, Continued

Operating Leases, Continued

The Company recognized rental expense of $81,031 and $83,305 for the years ended May 31, 2007 and 2006, respectively.  The Company occupies its San Francisco facility under a rental agreement that has a lease term that expires in September 2008. The Company's facilities lease agreement contains one 3-year lease extension option at the then prevailing rates.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of the accounts receivable-trade. The Company operates in a market segment that is highly competitive and rapidly changing. Significant technological changes, shifting customer requirements, the emergence of competitive products with new capabilities and other factors could negatively impact the Company's operating results.

The Company had three customers that individually comprised more than 10% of the accounts receivable-trade balance, for a total of 47% of the accounts receivable-trade balance at May 31, 2007.  No customers individually comprised more than 10% of the accounts receivable-trade balance at May 31, 2006. The Company's accounts receivable-trade are unsecured.

Two customers were individually responsible for more than 10% of the revenue for the year ended May 31, 2006, totaling 32% of the Company's sales during 2006.  Only one of these customers made up more than 10% of the Company's sales during 2007, totaling 14% of total sales during the year ended May 31, 2007. If the Company were to lose either of these customers, the impact on its financial statements would be unknown, but could be significant. The Company has not experienced any such loss of customers as of September 10, 2007.

8.       Related Party Transactions

Amount Payable - Related Party

As described in Note 5, the former sole shareholder, a related party, advanced the Company the funds necessary to maintain the ongoing operations of the Company since 1996. All accrued interest has been recognized as capital contributions.

Human Resource Micro-Systems, Inc.
Notes to the Financial Statements
As of May 31, 2007 and
For the Years Ended May 31, 2007 and 2006

8.       Related Party Transactions, Continued

Personal Guarantees for the Benefit of the Company

An officer and the former sole shareholder of the Company in the past provided his ongoing personal guarantee for the Company's line of credit. The personal guarantee was for an amount not to exceed $100,000 and was secured by the former sole shareholder's personal residence. The guarantee and property lien were released by the lender in June 2007 (Note 10).

9.         Equity Transactions

Transfers to Additional Paid-In Capital

During each of the years ended May 31, 2007 and 2006, $27,091 of accrued interest, related to the amount payable - related party, was treated as a contribution of capital and transferred to additional paid-in capital.

In June 2007, $28,707 of the outstanding amount payable - related party was paid to the former sole shareholder and the remaining $140,612 was contributed by that individual to additional paid-in capital (Note 10).

10.       Subsequent Events

Change in Control

On June 29, 2007, the Company's former sole shareholder completed a stock purchase agreement that resulted in the sale of his equity interest in the Company to BPO Management Services, Inc., a Delaware Corporation ("BPOMS").  As a result of the sales transaction by the former sole shareholder, the Company is being treated as a wholly owned subsidiary of BPOMS from June 29, 2007 forward.